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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 1, 2002


                        PACIFICHEALTH LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                      000-23495           22-3367588
            --------                      ---------           ----------
  (State or other jurisdiction          (Commission          (IRS Employer
        of Incorporation)               File Number)        Identification No.)


           1480 Route 9 North, Suite 204, Woodbridge, New Jersey 07095
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 732/636-6141



          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS

On October 1, 2002 the Registrant announced the termination of its license agreement with GlaxoSmithKline. A copy of the press release is attached hereto as an exhibit and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Exhibit

99                Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PacificHealth Laboratories, Inc.


Date: October 7, 2002           By:  /s/ Stephen P. Kuchen
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                                     Stephen P. Kuchen, Chief Financial Officer